UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

February 28, 2013

Annual Report

Western Asset Managed High Income Fund Inc.
(MHY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Managed High Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	28

Statement of operations	29

Statements of changes in net assets	30

Financial highlights	31

Notes to financial statements	32

Report of independent registered public accounting firm	49

Board approval of management and subadvisory agreements	51

Additional information	58

Annual chief executive officer and principal financial officer certifications	65

Other shareholder communications regarding accounting matters	66

Dividend reinvestment plan	67

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Managed High Income Fund Inc. for the twelve-month reporting period ended February 28, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 50.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and
Chief Executive Officer

March 28, 2013

Western Asset Managed High Income Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended February 28, 2013, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department reported that fourth quarter GDP growth was a weak 0.4%. Decelerating growth was largely driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months. While unemployment fell to 7.7% in February 2013, the lowest rate since December 2008, it was still high by historical standards. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.8% on a seasonally adjusted basis in February 2013 versus the previous month and they were 10.2% higher than in February 2012. In addition, the NAR reported that the median existing-home price for all housing types was $173,600 in February 2013, up 11.6% from February 2012. This marked the twelfth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in February 2013 to a 4.7 month supply at the current sales pace, it was 19.2% lower than in February 2012.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next three months, with the PMI increasing to 54.2 in February 2013, its best reading since June 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range

IV	Western Asset Managed High Income Fund Inc.

Investment commentary (cont’d)

between zero and 0.25%. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, after the reporting period ended, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

March 28, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests primarily in high-yield corporate bonds, debentures and notes. The managers employ an actively managed approach that assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative) as well as identifying sector overweights and underweights. Risk and weightings are reviewed on a regular basis. The bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with the portfolio managers to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-durationi Treasuries over the twelve months ended February 28, 2013. Risk appetite waned during portions of the first three months of the period given concerns that the economy may be experiencing a soft patch and contagion fears from the European sovereign debt crisis. However, the spread sectors then generally rallied over much of the next seven months. Supporting the spread sectors were continued economic growth in the U.S. and overall robust investor demand as they looked to generate incremental yield in the low interest rate environment. Credit spreads traded tighter over the last two months of the period as Treasury yields rose on speculation regarding that a “great rotation” out of U.S. government bonds and into equities was taking place. We ended the period with the overall high yield market trading at 5.78% yield-to-worstii, near an all time low. The yield-to-worst moved even lower after the reporting period ended.

Despite moving higher late in the reporting period, both short- and long-term Treasury yields declined during the reporting period. Two-year Treasury yields fell from 0.30% to 0.25% during the twelve months ended February 28, 2013. They were as high as 0.41% on March 20, 2012 and as low as 0.22% in

2	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Fund overview (cont’d)

July and August 2012. Ten-year Treasury yields were 1.98% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe, additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy and increased inflation expectations. When the reporting period ended on February 28, 2013, ten-year Treasury yields were 1.89%.

All told, the Barclays U.S. Aggregate Indexiv returned 3.13% for the twelve months ended February 28, 2013. Comparatively, riskier fixed-income securities, including high-yield bonds, produced superior results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv (the”Index”) gained 11.79%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 14.51% and 10.56%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We maintained the Fund’s lower quality bias given what we felt were favorable conditions in the high-yield market, including overall solid fundamentals, low defaults and positive supply/demand technicals. Additionally, CCC-rated securities tend to have lower durations than the high yield market, which we felt would benefit the portfolio. We reduced the Fund’s exposure to securities rated BB, which typically have longer durations versus the high yield market and offer less yield. Elsewhere, we increased the Fund’s underweight to Technology and reduced our overweight to Transportation. We also actively participated in the new issue market and purchased securities that we felt were attractively valued.

The Fund employed U.S. Treasury futures to manage its yield curvevi positioning and duration, which was a modest negative for performance during the reporting period. We covered our small short on five-year Treasuries in mid-August 2012, after yields rose from 0.54% to over 0.80% in just three weeks. We ended the period with no Treasury futures in the Fund and a duration that was shorter than that of the Index. We positioned the Fund to be less sensitive versus the market to changes in interest rates. Options on high-yield index swaps and high-yield index swaps were used to opportunistically manage the Fund’s exposure to the high-yield market. These “market hedges” were intended to protect the portfolio from “risk-off” periods, while maintaining the Fund’s exposure to higher betavii (and higher income) idiosyncratic investments. All told, these instruments detracted from performance during the period, but the strong performance of our cash bonds more than overshadowed the losses. Finally, currency forwards were used to hedge the Fund’s currency risk and manage our non-U.S. dollar currency exposures. These hedges modestly contributed to performance and were intended to offset the decline or appreciation in the value of our euro bonds when translated back to U.S. dollars. All told, derivatives had a negative impact to the net performance of the Fund during the reporting period.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	3

Performance review

For the twelve months ended February 28, 2013, Western Asset Managed High Income Fund Inc. returned 13.94% based on its net asset value (“NAV”)viii and 9.93% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 11.79% for the same period. The Lipper High Yield Closed-End Funds Category Averageix returned 14.15% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.49 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of February 28, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2013

Price Per Share	12-Month Total Return*
$6.24 (NAV)	13.94%†
$6.30 (Market Price)	9.93%‡

All figures represent past performance and are not a guarantee of future results.

*            Total returns are based on changes in NAV or market price, respectively.

†             Total return assumes the reinvestment of all distributions at NAV.

‡            Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our selection of certain securities, in particular, our overweight exposures to Realogy Holdings Corp., Sprint Nextel Corp. and Energy Future Intermediate Holding Co. Realogy Corp. has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Its business units include Better Homes and Gardens Real Estate, CENTURY 21, Coldwell Banker, Sotheby’s International Realty and Title Resource Group. Investor sentiment for Realogy Holdings Corp. improved as there were signs of a sustainable recovery in the housing market. In addition, in October 2012 the company went public and raised more than $1 billion in additional capital, which will help support its debt obligations. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their attractive valuation, as well as an improved outlook for the wireless competitive landscape and the pricing environment. In addition, Japan’s investment grade rated Softbank made a bid to acquire B-rated Sprint Nextel toward the end of the reporting period, sending Sprint Nextel’s bonds higher. Energy Future Intermediate Holding Co., a Texas utility company, benefited primarily from better balance sheet management. The company was able to continue to extend its maturity profile. Additionally, we felt concentrating our holdings in the structurally superior regulated utility versus the holding company at Energy Future Holdings would be beneficial. Our positioning was rewarded as these bonds outperformed the benchmark.

4	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Fund overview (cont’d)

The Fund’s ratings biases were also additive for performance. In particular, an overweight to lower-rated CCC bonds was a positive, as they outperformed the Index. In addition, we underweighted bonds rated BB, which was beneficial given their underperformance versus the Index.

From a sector allocation perspective, the Fund benefited from its overweight to the strong performing Wireless and Transportation sectors and its underweight to the weak performing Technology sector.

Q. What were the leading detractors from performance?

A. Although the Fund outperformed its benchmark during the reporting period, its relative performance was negatively impacted by a number of individual holdings, including overweight positions in Petroplus Finance and Overseas Shipholding Group. Petroplus Finance is a European oil refiner. In December 2011, a $1 billion credit line to the company was frozen by its bank lenders. Petroplus Finance was unable to avoid bankruptcy as it reduced its output and closed several refineries. Overseas Shipholding Group is one of the world’s largest oil tanker companies. It performed poorly as the company’s fundamentals weakened given the volatile pricing environment for shipping rates and weaker oil demand in the U.S. and Europe led to a reduction in Atlantic crossings, an area of concentration for the company. In addition, in October 2012 Overseas Shipholding Group announced that investors could not rely on its financial statements for the last three years while they review their accounting treatment for taxes. In November 2012, the company filed for bankruptcy. All told, Overseas Shipholding Group’s bonds significantly declined in value as spread sectors rallied during the period. However, its bonds rallied after the period ended as the outlook for a reasonable recovery seems to have improved.

From a sector perspective, our slight overweight to the Media Cable sector was not rewarded as cable issuers were seen as more defensive and investors were looking for higher yielding securities. Elsewhere, we allowed the Fund’s cash position to increase toward the end of the reporting period as markets continued to rally and valuations became less compelling. This was not rewarded and we will look to reduce our cash position as opportunities emerge.

Looking for additional information?

The Fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	5

Thank you for your investment in Western Asset Managed High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 19, 2013

RISKS:The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are greater in emerging markets.

Portfolio holdings and breakdowns are as of February 28, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2013 were: Consumer Discretionary (18.5%), Industrials (16.9%), Energy (13.7%), Financials (12.3%) and Materials (11.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii             The yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting. Yield-to-worst is calculated on all possible call dates. Yield-to-worst may be the same as yield-to-maturity but never higher.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v              The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi           The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii        Beta measures the sensitivity of the investment to the movements of the benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

viii     Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix           Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

6	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†            The bar graph above represents the composition of the Fund’s investments as of February 28, 2013 and February 29, 2012 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡            Represents less than 0.1%.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	7

Spread duration (unaudited)

Economic Exposure — February 28, 2013

Total Spread Duration

MHY	— 3.02 years
Benchmark	— 4.17 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MHY	— Western Asset Managed High Income Fund Inc.

8	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — February 28, 2013

Total Effective Duration

MHY	— 3.49 years
Benchmark	— 4.07 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MHY	— Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	9

Schedule of investments

February 28, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 86.9%
Consumer Discretionary — 16.7%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	260,000		$ 267,150
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	170,000	EUR	236,814	(a)
Total Auto Components					503,964
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,070,000		1,190,375
Escrow GCB General Motors	—	—	1,325,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	760,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	1,880,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		334,225	(a)
Total Automobiles					1,524,600
Diversified Consumer Services — 0.7%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	540,000		589,950	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000		770,581
ServiceMaster Co., Senior Notes	8.000%	2/15/20	180,000		191,700
ServiceMaster Co., Senior Notes	7.000%	8/15/20	660,000		674,850	(a)
Total Diversified Consumer Services					2,227,081
Hotels, Restaurants & Leisure — 6.3%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	650,000		693,875	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	717,318		675,267	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	50,000		52,125
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,030,000		1,060,900	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,809,000		1,673,325
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	729,000		779,119
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	50,000		49,625	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		868,175
CCM Merger Inc., Senior Notes	9.125%	5/1/19	930,000		946,275	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	720,000		801,000	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	546,218		587,184	(a)(e)

See Notes to Financial Statements.

10	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	270,000	$ 506	(a)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	890,000	809,900	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	400,000	418,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	730,000	786,575	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	700,752	765,571	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	840,000	874,650
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	450,000	495,000	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,310,000	1,303,450	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	917,000	1,027,040
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,120,000	1,276,800
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	560,000	597,800
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	200,000	218,750	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000	1,152,925
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	515,000	512,425	(a)(g)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	183,000	183,801	(a)
Total Hotels, Restaurants & Leisure				18,610,063
Household Durables — 0.4%
RSI Home Products Inc., Secured Notes	6.875%	3/1/18	310,000	314,650	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000	896,400	(a)
Total Household Durables				1,211,050
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	810,000	888,416
Media — 6.1%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000	319,725
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	550,000	589,875
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,720,000	1,924,250
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	640,000	512,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	550,000	581,625	(a)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	11

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		$ 262,500	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	520,000		540,800
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		72,100
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	210,000		230,213
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000		64,200
DISH DBS Corp., Senior Notes	7.875%	9/1/19	580,000		689,475
DISH DBS Corp., Senior Notes	6.750%	6/1/21	310,000		346,425
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	590,000		638,675	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	900,000		960,750
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	280,000		259,700	(a)
Lynx II Corp., Senior Notes	6.375%	4/15/23	1,510,000		1,572,287	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,100,000		1,155,000	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,060,000		1,107,700	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	330,000		361,763	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	720,000		777,600	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	710,000		788,987	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	500,000		542,500	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,200,000	EUR	1,566,659	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000		461,250	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,738,013	(a)
Total Media					18,064,072
Multiline Retail — 0.5%
Bon-Ton Department Stores Inc., Secured Notes	10.625%	7/15/17	1,030,000		1,024,850
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	72,000		72,450
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	255,000		262,969
Total Multiline Retail					1,360,269
Specialty Retail — 1.5%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		711,375
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000		1,175,125	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,280,000		1,201,600

See Notes to Financial Statements.

12	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	436,000	$ 456,714
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000	155,625	(a)(e)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	630,000	688,275	(a)
Total Specialty Retail				4,388,714
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	440,000	480,150	(a)
Total Consumer Discretionary				49,258,379
Consumer Staples — 2.2%
Food Products — 1.4%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	550,000	561,000	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	315,000	342,563	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	810,000	878,850
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,810,000	1,782,850	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	370,000	390,812	(a)
Total Food Products				3,956,075
Household Products — 0.3%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	550,000	573,375	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	360,000	388,800	(a)
Total Household Products				962,175
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,310,000	1,390,238
Total Consumer Staples				6,308,488
Energy — 12.9%
Energy Equipment & Services — 2.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	410,000	447,925
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	50,000	51,125
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	670,000	695,125
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	470,000	526,400	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	1,410,000	1,536,900	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	900,000	978,750
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	580,000	640,900	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	790,000	878,875
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	401,000	438,093
Total Energy Equipment & Services				6,194,093

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	13

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 10.8%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,050,000	$1,076,250
Arch Coal Inc., Senior Notes	9.875%	6/15/19	370,000	367,225	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000	294,000	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	860,000	911,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	600,000	666,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	200,000	222,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	740,000	838,050	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	420,000	443,100
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	440,000	484,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	290,000	308,850
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	270,000	286,875
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	200,000	207,250
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	610,000	667,950
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	952,450
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,242,978	1,128,003	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	320,000	346,400
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,030,000	1,091,800	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	680,000	765,031
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	310,000	355,725
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	470,000	537,378	(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	60,000	68,622	(g)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	620,000	632,400	(a)(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	460,000	439,300
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	880,000	975,700	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	620,000	669,600	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	300,000	325,500	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	760,000	858,800
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	620,000	654,100	(a)

See Notes to Financial Statements.

14	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	470,000	$ 495,850	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	26,000	28,210
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000	690,000
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	280,000	123,200	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,735,000	750,387	(f)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	650,000	689,000	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	310,000	333,250
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000	831,937
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	140,000	159,600
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	250,000	276,875	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,855,000	1,873,550
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	170,000	187,850
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,830,000	1,955,812	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	280,000	294,000
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	540,000	568,350
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	546,975	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000	311,550	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	550,000	594,000
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000	770,064
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000	2,794,878
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,350,000	945,000	(a)
Total Oil, Gas & Consumable Fuels				31,794,297
Total Energy				37,988,390
Financials — 9.1%
Capital Markets — 0.8%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000	762,073
Onex USI Acquisition Corp., Senior Notes	7.750%	1/15/21	1,520,000	1,510,500	(a)
Total Capital Markets				2,272,573
Commercial Banks — 2.7%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,060,000	1,442,125	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000	1,000,000
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	390,000	404,362
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	510,000	558,450	(a)(g)(h)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	15

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,470,000		$ 1,482,016	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	980,000		1,029,634	(a)(h)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	170,000		228,349	(a)(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		713,550	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	520,000		538,173
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		623,986	(a)
Total Commercial Banks					8,020,645
Consumer Finance — 0.6%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	760,000		936,700
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	655,503
Total Consumer Finance					1,592,203
Diversified Financial Services — 3.9%
Bank of America Corp., Senior Notes	6.500%	8/1/16	280,000		323,347
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,602,000		1,742,175
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,010,000		1,033,361
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		3,036,600
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000		2,227,912
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	860,000		943,850	(a)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	7/1/21	830,000		854,900	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	750,000		803,438
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		535,000	(a)(g)
Total Diversified Financial Services					11,500,583
Insurance — 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000		1,162,601
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	250,000		236,250	(g)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		567,175	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000		448,200	(a)
Total Insurance					2,414,226

See Notes to Financial Statements.

16	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Investment Trusts (REITs) — 0.3%
Geo Group Inc., Senior Notes	7.750%	10/15/17	780,000	$ 840,450
Total Financials				26,640,680
Health Care — 5.3%
Health Care Equipment & Supplies — 0.2%
Hologic Inc., Senior Notes	6.250%	8/1/20	380,000	402,800	(a)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	250,000	243,750
Total Health Care Equipment & Supplies				646,550
Health Care Providers & Services — 4.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	468,000	592,020
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,310,000	1,452,462
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,535,000	2,535,000
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	440,000	471,900
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	510,000	552,075
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,070,000	1,230,500
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000	391,850	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	2,081,187
HCA Inc., Notes	7.690%	6/15/25	490,000	520,625
HCA Inc., Senior Secured Notes	7.875%	2/15/20	470,000	522,288
HCA Inc., Senior Secured Notes	7.250%	9/15/20	250,000	278,125
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	390,000	403,650
INC Research LLC, Senior Notes	11.500%	7/15/19	280,000	300,300	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	220,000	212,300	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	520,000	588,900
US Oncology Inc. Escrow	—	—	615,000	16,913	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	370,000	395,900
Total Health Care Providers & Services				12,545,995
Health Care Technology — 0.5%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	1,510,000	1,622,306
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	540,000	582,525	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	300,000	324,375	(a)
Total Pharmaceuticals				906,900
Total Health Care				15,721,751

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	17

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 15.7%
Aerospace & Defense — 1.7%
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000	$ 605,000
GenCorp Inc., Secured Notes	7.125%	3/15/21	410,000	428,450	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,560,000	1,729,650
Triumph Group Inc., Senior Notes	8.625%	7/15/18	480,000	536,400
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,605,000	1,709,325	(a)
Total Aerospace & Defense				5,008,825
Airlines — 1.6%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	368,153	385,640	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	63,822	67,492
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	83,387	93,394
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	400,000	418,400
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	400,000	399,000
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	469,701	482,618
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,165,000	2,240,775	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	28,649	29,078
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	282,433	308,925
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	195,254	216,732
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	80,000	83,400	(a)
Total Airlines				4,725,454
Building Products — 1.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	560,000	564,200	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	705,200	782,992	(a)(d)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	190,000	196,175	(a)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	240,000	258,000	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	570,000	613,462	(a)

See Notes to Financial Statements.

18	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — continued
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	810,000	$ 909,225	(a)
Total Building Products				3,324,054
Commercial Services & Supplies — 2.9%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	52,000	44,980	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,570,000	1,185,350	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,160,000	1,151,300
JM Huber Corp., Senior Notes	9.875%	11/1/19	470,000	533,450	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,430,000	1,508,650
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	501,050
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,060,000	1,144,800	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	700,000	756,000	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,416,000	1,575,300
Total Commercial Services & Supplies				8,400,880
Construction & Engineering — 0.5%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	800,000	766,000	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	550,000	568,399	(b)(d)
Total Construction & Engineering				1,334,399
Electrical Equipment — 0.7%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	500,000	490,000	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000	575,400	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	980,000	1,038,800	(a)
Total Electrical Equipment				2,104,200
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	964,750
Machinery — 1.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,540,000	1,582,350	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	690,000	755,550	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	410,000	428,450	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	490,000	525,525	(a)
Total Machinery				3,291,875

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	19

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	823,673	$ 751,602
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	524,000	529,240
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,630,000	1,638,150
Total Marine				2,918,992
Road & Rail — 2.3%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,669,110	1,731,701	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	1,328,000	1,437,560	(a)
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	571,000	620,249
Kansas City Southern de Mexico SA de CV, Senior Notes	8.000%	2/1/18	1,020,000	1,127,100
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,620,000	1,782,000
Total Road & Rail				6,698,610
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	790,000	855,175	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	970,000	1,067,000	(a)
Total Trading Companies & Distributors				1,922,175
Transportation — 1.7%
CMA CGM, Senior Notes	8.500%	4/15/17	1,770,000	1,566,450	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	900,000	949,500	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	710,000	713,550	(a)(e)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,620,000	1,725,300	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	110,000	117,150	(a)
Total Transportation				5,071,950
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	470,000	500,550	(a)
Total Industrials				46,266,714
Information Technology — 1.6%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	610,000	645,075	(a)

See Notes to Financial Statements.

20	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Computers & Peripherals — 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	1,500,000		$1,541,981
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	470,000		539,325	(a)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		606,150
IT Services — 0.1%
First Data Corp., Secured Notes	8.250%	1/15/21	110,000		113,025	(a)
Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	180,000		154,800	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	436,000		449,625
Total Semiconductors & Semiconductor Equipment					604,425
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	670,000		685,075	(a)
Total Information Technology					4,735,056
Materials — 10.8%
Chemicals — 0.8%
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	700,000		743,750	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	582,000	EUR	691,597	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	250,000	EUR	367,251	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	200,000	EUR	293,801	(a)
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., Senior Secured Notes	8.750%	2/1/19	290,000		290,000	(a)
Total Chemicals					2,386,399
Containers & Packaging — 3.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,166,000	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	340,000	EUR	483,837	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	680,000		744,600	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	280,000		281,400	(a)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	21

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	130,000	EUR	$ 171,028	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	640,000	EUR	860,785	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	680,000		717,400	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,260,000		1,351,350
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	670,000		708,525
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,070,000		1,139,550
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,270,000		1,393,825
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.250%	2/15/21	710,000		736,625
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,380,000		1,449,000	(a)
Total Containers & Packaging					11,203,925
Metals & Mining — 5.2%
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		520,717
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,070,000		1,137,368
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	20,000		20,690
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		920,069
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	50,000		51,395
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	1,010,000		1,050,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	310,000		326,275	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	430,000		449,350	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,210,000		1,343,100	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	950,000		966,625	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,870,000		1,224,850	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	480,000		458,400	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	800,000		780,000	(a)

See Notes to Financial Statements.

22	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	630,000	$ 683,550	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	520,000	573,300	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	730,000	770,150	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,110,000	1,219,612	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000	397,750	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	330,000	344,850	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	360,000	340,200	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	840,000	844,200
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	740,000	812,150
Total Metals & Mining				15,235,001
Paper & Forest Products — 1.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,072,000	2,271,430
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	498,000	367,275
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	70,000	74,200
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	610,000	277,550
Total Paper & Forest Products				2,990,455
Total Materials				31,815,780
Telecommunication Services — 7.1%
Diversified Telecommunication Services — 4.4%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000	115,000
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	750,000	836,250	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000	247,250	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,050,000	1,130,063
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	370,000	402,375
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,670,000	1,776,462
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	920,000	1,024,650
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,035,000	1,130,737
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	100,000	104,750
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000	284,700	(a)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	23

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
West Corp., Senior Subordinated Notes	11.000%	10/15/16	470,000	$ 489,975
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	600,000	634,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,114,775	2,220,514	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,420,000	2,541,000
Total Diversified Telecommunication Services				12,938,226
Wireless Telecommunication Services — 2.7%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	50,000	54,188
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	400,000	406,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,025,000	4,749,500
Sprint Nextel Corp.	6.000%	12/1/16	60,000	65,100
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,480,000	1,838,900	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	890,000	974,550
Total Wireless Telecommunication Services				8,088,238
Total Telecommunication Services				21,026,464
Utilities — 5.5%
Electric Utilities — 1.3%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,190,000	1,326,850
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	199,541	219,993
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,560,000	1,700,400
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	415,816	411,658	(f)
Total Electric Utilities				3,658,901
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	799,200
Independent Power Producers & Energy Traders — 3.9%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	650,000	705,250
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	108,000	119,610	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	738,000	821,025	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	2,800	(b)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,570,000	1,821,200	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	470,000	498,200	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	669,000	762,660
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	950,000	1,009,375	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,930,000	2,084,400	(a)

See Notes to Financial Statements.

24	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,635,000	$ 2,944,613
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	84,046	93,291
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	623,548	710,845
Total Independent Power Producers & Energy Traders				11,573,269
Total Utilities				16,031,370
Total Corporate Bonds & Notes (Cost — $238,866,118)				255,793,072
Collateralized Senior Loans — 2.7%
Consumer Discretionary — 1.2%
Hotels, Restaurants & Leisure — 1.1%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	827,400	864,633	(i)
Equinox Fitness Clubs, First Lien Term Loan	9.750%	5/16/20	710,000	725,975	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,460,000	1,576,800	(i)
Total Hotels, Restaurants & Leisure				3,167,408
Specialty Retail — 0.1%
Gymboree Corp., Term Loan	—	2/23/18	340,000	329,078	(j)
Total Consumer Discretionary				3,496,486
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	300,000	308,813	(i)
Energy — 0.2%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	—	5/6/16	70,000	64,159	(j)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	540,000	552,488	(i)
Total Energy				616,647
Industrials — 0.5%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,190,000	1,224,212	(i)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	124,967	124,342	(d)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	220,026	220,026	(d)(j)
Total Marine				344,368
Total Industrials				1,568,580
Information Technology — 0.2%
IT Services — 0.2%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	680,000	698,700	(i)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	25

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	540,000	$ 554,850	(i)
Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	681,721	698,764	(i)
Total Collateralized Senior Loans (Cost — $7,506,378)				7,942,840

			Shares
Common Stocks — 3.6%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,919	93,838	*(b)(d)
Media — 0.6%
Charter Communications Inc., Class A Shares			19,169	1,656,010	*
Total Consumer Discretionary				1,749,848
Energy — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			151,493,610	1,847,010	*(b)(d)
Financials — 1.8%
Diversified Financial Services — 0.4%
Citigroup Inc.			29,040	1,218,809
Real Estate Management & Development — 1.4%
Realogy Holdings Corp.			87,806	3,907,367	*(b)(d)
Total Financials				5,126,176
Industrials — 0.6%
Building Products — 0.0%
Nortek Inc.			708	50,934	*
Marine — 0.6%
DeepOcean Group Holding AS			58,920	1,166,208	*(b)(d)
Horizon Lines Inc., Class A Shares			417,516	626,274	*
Total Marine				1,792,482
Total Industrials				1,843,416
Total Common Stocks (Cost — $8,181,685)				10,566,450
Preferred Stocks — 1.5%
Financials — 1.4%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		100,348	2,663,236	(g)

See Notes to Financial Statements.

26	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Schedule of investments (cont’d)

February 28, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate		Shares	Value
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%		46,675	$ 1,318,569	(g)
Total Financials				3,981,805
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		2,487	279,787	(a)(b)(g)
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal	6.000%		5,800	135,720
Total Preferred Stocks (Cost — $4,017,509)				4,397,312

		Expiration Date	Notional Amount†
Purchased Options — 0.0%
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Put @ $100.00		3/20/13	6,760,000	7,629
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Put @ $101.00		5/15/13	6,400,000	70,361
Total Purchased Options (Cost — $196,192)				77,990

			Warrants
Warrants — 0.1%
Charter Communications Inc.		11/30/14	1,790	68,020	*
Jack Cooper Holdings Corp.		12/15/17	1,198	148,552	*
Jack Cooper Holdings Corp.		5/6/18	558	69,192	*
SemGroup Corp.		11/30/14	5,719	118,898	*(b)(d)
Total Warrants (Cost — $34,087)				404,662
Total Investments before Short-Term Investments (Cost — $258,801,969)				279,182,326

		Maturity Date	Face Amount†
Short-Term Investments — 2.5%
Repurchase Agreements — 2.5%
Credit Suisse repurchase agreement dated 2/28/13; Proceeds at maturity — $7,300,022; (Fully collateralized by U.S. government obligations, 5.250% due 2/15/29; Market Value — $7,446,303) (Cost — $7,300,000)	0.110%	3/1/13	7,300,000	7,300,000
Total Investments — 97.3% (Cost — $266,101,969#)				286,482,326
Other Assets in Excess of Liabilities — 2.7%				7,970,227
Total Net Assets — 100.0%				$294,452,553

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	27

Western Asset Managed High Income Fund Inc.

†                 Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*                 Non-income producing security.

(a)              Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)             Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)              Value is less than $1.

(d)             Illiquid security (unaudited).

(e)              Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)               The coupon payment on these securities is currently in default as of February 28, 2013.

(g)              Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)             Security has no maturity date. The date shown represents the next call date.

(i)               Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)               All or a portion of this loan is unfunded as of February 28, 2013. The interest rate for fully unfunded term loans is to be determined.

#                 Aggregate cost for federal income tax purposes is $266,804,298.

Abbreviation used in this schedule:

EUR                 — Euro

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount[1]†	Value
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Call	5/15/13	$103.00	6,400,000	$43,576
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.19 Index, Put	3/20/13	96.50	13,520,000	3,386
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.19 Index, Put	5/15/13	98.00	6,400,000	29,345
Total Written Options (Premiums received — $181,752)				$76,307

1                   In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†                 Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

28	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Statement of assets and liabilities

February 28, 2013

Assets:
Investments, at value (Cost — $266,101,969)	$286,482,326
Cash	1,861,568
Interest receivable	5,527,649
Receivable for securities sold	2,337,980
Deposits with brokers for swap contracts	740,000
Unrealized appreciation on forward foreign currency contracts	221,121
Prepaid expenses	6,780
Total Assets	297,177,424

Liabilities:
Payable for securities purchased	1,355,597
Swaps, at value (net premiums received — $76,771)	788,302
Payable for open swap contracts	225,248
Investment management fee payable	180,428
Written options, at value (premiums received — $181,752)	76,307
Accrued expenses	98,989
Total Liabilities	2,724,871
Total Net Assets	$294,452,553

Net Assets:
Par value ($0.001 par value; 47,203,436 shares issued and outstanding; 500,000,000 shares authorized) (Note 5)	$ 47,203
Paid-in capital in excess of par value	328,720,648
Overdistributed net investment income	(335,285)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(53,974,658)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	19,994,645
Total Net Assets	$294,452,553

Shares Outstanding	47,203,436

Net Asset Value	$6.24

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	29

Statement of operations

For the Year Ended February 28, 2013

Investment Income:
Interest	$24,141,845
Dividends	465,860
Total Investment Income	24,607,705

Expenses:
Investment management fee (Note 2)	2,270,844
Transfer agent fees	62,989
Audit and tax	53,950
Shareholder reports	47,836
Directors’ fees	39,593
Stock exchange listing fees	37,423
Legal fees	29,882
Fund accounting fees	28,169
Insurance	7,218
Custody fees	549
Miscellaneous expenses	14,598
Total Expenses	2,593,051
Net Investment Income	22,014,654

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	4,763,090
Futures contracts	(100,784)
Written options	923,736
Swap contracts	(1,304,016)
Foreign currency transactions	(225,706)
Net Realized Gain	4,056,320
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	11,589,903
Futures contracts	(3,511)
Written options	(203,127)
Swap contracts	(589,293)
Foreign currencies	285,689
Change in Net Unrealized Appreciation (Depreciation)	11,079,661
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	15,135,981
Increase in Net Assets From Operations	$37,150,635

See Notes to Financial Statements.

30	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Statements of changes in net assets

For the Year Ended February 28, 2013 and the Year Ended February 29, 2012	2013	2012

Operations:
Net investment income	$ 22,014,654	$ 22,685,287
Net realized gain (loss)	4,056,320	(2,784,810)
Change in net unrealized appreciation (depreciation)	11,079,661	(9,021,640)
Increase in Net Assets From Operations	37,150,635	10,878,837

Distributions to Shareholders From (Note 1):
Net investment income	(23,099,670)	(24,932,144)
Decrease in Net Assets From Distributions to Shareholders	(23,099,670)	(24,932,144)

Fund Share Transactions:
Reinvestment of distributions (207,731 and 325,783 shares issued, respectively)	1,264,317	1,930,030
Increase in Net Assets From Fund Share Transactions	1,264,317	1,930,030
Increase (Decrease) in Net Assets	15,315,282	(12,123,277)

Net Assets:
Beginning of year	279,137,271	291,260,548
End of year*	$294,452,553	$279,137,271
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(335,285)	$772,064

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	31

Financial highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2013[1]	2012[1,2]	2011[1]	2010	2009

Net asset value, beginning of year	$5.94	$6.24	$5.77	$4.08	$6.21

Income (loss) from operations:
Net investment income	0.47	0.48	0.52	0.61	0.59
Net realized and unrealized gain (loss)	0.32	(0.25)	0.54	1.67	(2.16)
Total income (loss) from operations	0.79	0.23	1.06	2.28	(1.57)

Less distributions from:
Net investment income	(0.49)	(0.53)	(0.59)	(0.59)	(0.56)
Total distributions	(0.49)	(0.53)	(0.59)	(0.59)	(0.56)

Net asset value, end of year	$6.24	$5.94	$6.24	$5.77	$4.08

Market price, end of year	$6.30	$6.21	$6.27	$6.02	$4.11
Total return, based on NAV[3,4]	13.94%	4.12%	19.31%	58.43%	(26.43)%
Total return, based on Market Price[5]	9.93%	8.32%	14.91%	64.09%	(17.81)%

Net assets, end of year (millions)	$294	$279	$291	$267	$187

Ratios to average net assets:
Gross expenses	0.91%	0.92%	0.92%	0.98%	0.96%
Net expenses[6]	0.91	0.92	0.92	0.98	0.96
Net investment income	7.76	8.15	8.75	11.68	10.92

Portfolio turnover rate	50%	54%	96%	87%	54%

1              Per share amounts have been calculated using the average shares method.

2              For the year ended February 29.

3              Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4              The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

5              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

6              The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

32	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	33

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

34	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Notes to financial statements (cont’d)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$253,418,603	$2,374,469	$255,793,072
Collateralized senior loans	—	7,942,840	—	7,942,840
Common stocks:
Consumer discretionary	$1,656,010	—	93,838	1,749,848
Energy	—	—	1,847,010	1,847,010
Financials	1,218,809	3,907,367	—	5,126,176
Industrials	677,208	—	1,166,208	1,843,416
Preferred stocks:
Industrials	—	279,787	—	279,787
Other preferred stocks	4,117,525	—	—	4,117,525
Purchased options	—	77,990	—	77,990
Warrants	—	404,662	—	404,662
Total long-term investments	$7,669,552	$266,031,249	$5,481,525	$279,182,326
Short-term investments†	—	7,300,000	—	7,300,000
Total investments	$7,669,552	$273,331,249	$5,481,525	$286,482,326
Other financial instruments:
Forward foreign currency contracts	—	221,121	—	221,121
Total	$7,669,552	$273,552,370	$5,481,525	$286,703,447

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$ 76,307	—	$ 76,307
Credit default swaps on credit indices — buy protection‡	—	788,302	—	788,302
Total	—	$864,609	—	$864,609

†            See Schedule of Investments for additional detailed categorizations.

‡            Values include any premiums paid or received with respect to swap contracts.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	35

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Common Stocks			Preferred Stocks
Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Convertible Bonds & Notes	Consumer Discretionary	Energy	Industrials	Industrials	Warrants	Total
Balance as of February 29, 2012	$2,323,878	$2,570,294	$ 697,098	$93,838	$1,301,874	$957,450	$249,943	$168,522	$8,362,897
Accrued premiums/discounts	17,567	—	2,099	—	—	—	—	—	19,666
Realized gain (loss)[1]	(258,728)	—	—	—	—	—	—	—	(258,728)
Change in unrealized appreciation (depreciation)[2]	443,431	—	632,404	—	443,229	208,758	29,844	160,133	1,917,799
Purchases	827,892	—	—	—	101,907	—	—	—	929,799
Sales	(982,371)	(2,570,294)	(1,331,601)	—	—	—	—	(42,891)	(4,927,157)
Transfers into Level 3[3]	2,800	—	—	—	—	—	—	—	2,800
Transfers out of Level 3[4]	—	—	—	—	—	—	(279,787)	(285,764)	(565,551)
Balance as of February 28, 2013	$2,374,469	—	—	$93,838	$1,847,010	$1,166,208	—	—	$5,481,525
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2013[2]	$387,792	—	—	—	$443,229	$208,758	—	—	$1,039,779

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1                This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2                This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3                Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

4                Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to

36	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Notes to financial statements (cont’d)

an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost

Western Asset Managed High Income Fund Inc. 2013 Annual Report	37

to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes,

38	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Notes to financial statements (cont’d)

including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended February 28, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement

Western Asset Managed High Income Fund Inc. 2013 Annual Report	39

would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign

40	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Notes to financial statements (cont’d)

currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an

Western Asset Managed High Income Fund Inc. 2013 Annual Report	41

assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net

42	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Notes to financial statements (cont’d)

exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $864,609. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of February 28, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $740,000, which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	43

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$542,261	—	$(542,261)
(b)	(564,594)	$564,594	—

(a)         Reclassifications are primarily due to a taxable overdistribution.

(b)        Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund.

44	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Notes to financial statements (cont’d)

For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended February 28, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$134,596,228
Sales	142,529,260

At February 28, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$25,735,964
Gross unrealized depreciation	(6,057,936)
Net unrealized appreciation	$19,678,028

During the year ended February 28, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of February 29, 2012	$ 61,730,200	$1,095,518
Options written	137,538,000	812,886
Options closed	(47,118,400)	(937,656)
Options exercised	(24,479,400)	(139,725)
Options expired	(101,350,400)	(649,271)
Written options, outstanding as of February 28, 2013	$ 26,320,000	$ 181,752

At February 28, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Citibank, N.A.	4,373,143	$5,712,489	5/16/13	$209,192
Euro	Royal Bank of Scotland PLC	265,481	346,789	5/16/13	11,929
Net unrealized gain on open forward foreign currency contracts					$221,121

Western Asset Managed High Income Fund Inc. 2013 Annual Report	45

At February 28, 2013, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas (Markit CDX.NA.HY.17 Index)	$ 1,056,000	12/20/16	5.000% quarterly	$ (49,520)	$ 24,879	$ (74,399)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,728,000	12/20/16	5.000% quarterly	(81,032)	39,015	(120,047)
BNP Paribas (Markit CDX.NA.HY.18 Index)	2,277,000	6/20/17	5.000% quarterly	(86,820)	88,776	(175,596)
BNP Paribas (Markit CDX.NA.HY.18 Index)	3,465,000	6/20/17	5.000% quarterly	(132,118)	40,929	(173,047)
BNP Paribas (Markit CDX.NA.HY.19 Index)	2,850,000	12/20/17	5.000% quarterly	(79,771)	(58,941)	(20,830)
BNP Paribas (Markit CDX.NA.HY.19 Index)	2,850,000	12/20/17	5.000% quarterly	(79,771)	(62,037)	(17,734)
BNP Paribas (Markit CDX.NA.HY.19 Index)	6,600,000	12/20/17	5.000% quarterly	(184,732)	(198,867)	14,135
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	2,016,000	12/20/16	5.000% quarterly	(94,538)	49,475	(144,013)
Total	$22,842,000			$(788,302)	$ (76,771)	$ (711,531)

1              If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2              The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3              The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†            Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2013.

46	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Notes to financial statements (cont’d)

ASSET DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$77,990	$ 77,990
Forward foreign currency contracts	$221,121	—	221,121
Total	$221,121	$77,990	$299,111

LIABILITY DERIVATIVES1

Credit Risk
Written options	$ 76,307
Swap contracts[3]	788,302
Total	$864,609

1              Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2              Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3              Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$ (808,308)	$ (808,308)
Written options	—	—	923,736	923,736
Futures contracts	$(100,784)	—	—	(100,784)
Swap contracts	—	—	(1,304,016)	(1,304,016)
Forward foreign currency contracts	—	$(223,353)	—	(223,353)
Total	$(100,784)	$(223,353)	$(1,188,588)	$(1,512,725)

1              Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	47

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$ 17,848	$ 17,848
Written options	—	—	(203,127)	(203,127)
Futures contracts	$(3,511)	—	—	(3,511)
Swap contracts	—	—	(589,293)	(589,293)
Forward foreign currency contracts	—	$291,946	—	291,946
Total	$(3,511)	$291,946	$(774,572)	$(486,137)

1              The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended February 28, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$ 238,127
Written options	197,975
Futures contracts (to sell)†	5,711,132
Forward foreign currency contracts (to sell)	4,670,073

Average notional balance
Credit default swap contracts (to buy protection)	$14,296,062

†            At February 28, 2013, there were no open positions held in this derivative.

5. Capital shares

On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the year ended February 28, 2013, the Fund did not repurchase shares.

6. Distributions subsequent to February 28, 2013

On February 14, 2013, the Fund’s Board of Directors declared three distributions, each in the amount of $0.0385 per share, payable on March 22, 2013, April 26, 2013 and May 31, 2013 to shareholders of record on March 15, 2013, April 19, 2013 and May 24, 2013, respectively.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, 2013 and February 29, 2012 were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$23,099,670	$24,932,144

48	Western Asset Managed High Income Fund Inc. 2013 Annual Report

Notes to financial statements (cont’d)

As of February 28, 2013, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward*	$(52,807,663)
Other book/tax temporary differences(a)	(799,951)
Unrealized appreciation (depreciation)(b)	19,292,316
Total accumulated earnings (losses) — net	$(34,315,298)

*            During the taxable year ended February 28, 2013, the Fund utilized $5,260,759 of its capital loss carryforward available from prior years. As of February 28, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2017	$(11,880,204)
2/28/2018	(35,714,593)
2/28/2019	(5,212,866)
$(52,807,663)

These amounts will be available to offset any future taxable capital gains.

(a)         Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on foreign currency contracts, the deferral of post-October capital losses, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)        The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Managed High Income Fund Inc. 2013 Annual Report	49

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Managed High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Managed High Income Fund Inc. (the “Fund”), including the schedule of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed High Income Fund Inc. as of February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 17, 2013

50	Western Asset Managed High Income Fund Inc.

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Western Asset Managed High Income Fund Inc.	51

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Managed High Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset and Western Asset London together are hereinafter referred to as the “Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of Western Asset London helps to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being

52	Western Asset Managed High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in

Western Asset Managed High Income Fund Inc.	53

each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreements, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Advisers, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The

54	Western Asset Managed High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Performance Universe consisted of seven funds for the 1-year period ended June 30, 2012 and of five funds for each of the 3-, 5- and 10-year periods ended that date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1-, 3- and 5-year periods ended June 30, 2012 was ranked second among the funds in the Performance Universe for that period and was better than the median performance for the Performance Universe for that period. The Fund’s performance for the 10-year period ended June 30, 2012 was ranked fourth among the funds in the Performance Universe and was very close to, but worse than, the Performance Universe median. The Fund’s performance for the 10-year period was achieved, in part, by a predecessor portfolio management team. In explaining the Fund’s underperformance relative to the Performance Universe for the 10-year period, the Manager noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. The Board noted prior advice from the Manager that the small Performance Universe included other Legg Mason Closed-end Funds managed by Western Asset, further complicating meaningful performance comparisons. Under the circumstances, the Board did not give significant weight to the Fund’s performance relative to the Performance Universe. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London under its Sub-Advisory Agreement with Western Asset are

Western Asset Managed High Income Fund Inc.	55

paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other non-leveraged high yield closed-end funds, as classified by Lipper. The six funds in the Expense Universe, which included three other Legg Mason Closed-end Funds managed by Western Asset, had average net common share assets ranging from $49.0 million to $687.6 million. Three of the other funds in the Expense Universe were larger than the Fund and three were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on both a contractual basis and on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds), was ranked third among the funds in the Expense Universe and was at the Expense Universe median for that expense component. The Lipper Expense Information also showed that the Fund’s actual total expenses were ranked fourth among the funds in the Expense Universe and also were at the Expense Universe median. The Board noted that the small number of funds in the Expense Universe, which included funds varying widely in size and three other Legg Mason Closed-end Funds managed by Western Asset, made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason

56	Western Asset Managed High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had declined by 1 percent during the period covered by the analysis. Under the circumstances, the Board concluded that the Manager’s profitability remained at a reasonable level in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the

Western Asset Managed High Income Fund Inc.	57

Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

58	Western Asset Managed High Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Western Asset Managed High Income Fund Inc.	59

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

60	Western Asset Managed High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)

Number of portfolios in fund complex everseen by Director (including the Fund)	29
Other board memberships held by Director	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Western Asset Managed High Income Fund Inc.	61

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	162
Other board memberships held by Director	None

62	Western Asset Managed High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Managed High Income Fund Inc.	63

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

64	Western Asset Managed High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†            Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1              The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2015 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2              Effective February 1, 2013, Ms. Kamerick became a Director.

3              Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Managed High Income Fund Inc.	65

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

66	Western Asset Managed High Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Managed High Income Fund Inc.	67

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Legg Mason, Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market

68	Western Asset Managed High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

and the price at which the Fund issues the remaining shares. AST will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

Western Asset

Managed High Income Fund Inc.

Directors	Western Asset Managed High Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund	Simpson Thacher & Bartlett LLP
William R. Hutchinson	Advisor, LLC	425 Lexington Avenue
Eileen A. Kamerick*		New York, NY 10017
Riordan Roett	Subadvisers
Jeswald W. Salacuse	Western Asset Management Company	New York Stock Exchange Symbol
	Western Asset Management Company Limited	MHY
Officers
R. Jay Gerken	Custodian
President and Chief Executive Officer	State Street Bank and
Richard F. Sennett	Trust Company
Principal Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft	American Stock Transfer & Trust Company
Prevention Officer	6201 15th Avenue
Robert I. Frenkel	Brooklyn, NY 11219
Secretary and Chief Legal Officer
Thomas Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*  Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

   NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

   NOT PART OF THE ANNUAL REPORT

Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WASX010547 4/13 SR13-1886

ITEM 2.                 CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending February 29, 2012 and February 28, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,950 in February 29, 2012 and $49,450 in February 28, 2013.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in February 29, 2012 and $0 in February 28, 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Managed High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,800 in February 29, 2012 and $4,000 in February 28, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Managed High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Managed High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Managed High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 29, 2012 and February 28, 2013; Tax Fees were 100% and 100% for February 29, 2012 and February 28, 2013; and Other Fees were 100% and 100% for February 29, 2012 and February 28, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Managed High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Managed High Income Fund Inc. during the reporting period were $0 in 2013.

(h) Yes.  Western Asset Managed High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Managed High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick (Effective February 14, 2013)

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                 INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset from 2008 to 2013;.Co-Chief Investment Officer of Western Asset since 2013.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; formerly, Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of February 28, 2013.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	101 registered investment companies with $198.7 billion in total assets under management	231 Other pooled investment vehicles with $97.7 billion in assets under management*	712 Other accounts with $169.2 billion in total assets under management**

Michael C. Buchanan‡	43 registered investment Companies with $33.5 billion in total assets Under management	48 Other pooled investment vehicles with $27.6 billion in assets under management***	193 Other accounts with $47.9 billion in total assets under management****

Christopher Kilpatrick‡	9 registered investment companies with $3.5 billion in total assets under management	None	None

*	Includes 6 accounts managed, totaling $1.0 billion, for which advisory fee is performance based.
**	Includes 62 accounts managed, totaling $15.5 billion, for which advisory fee is performance based.
***	Includes 3 accounts managed, totaling $0.5 billion, for which advisory fee is performance based.
****	Includes 22 accounts managed, totaling $7.0 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed. Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of February 28, 2013.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Christopher F. Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Managed High Income Fund Inc.

Date:	April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Managed High Income Fund Inc.

Date:	April 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Managed High Income Fund Inc.

Date:	April 25, 2013